Liabilities for Employee Benefits, Net (Details) - Schedule of Expenses in Respect of Defined Benefit Plans - Defined benefit plans [member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Schedule of Expenses in Respect of Defined Benefit Plans [Line Items]
Current service cost	$ 6	$ 8
Interest cost	12	8
Expected return on plans’ assets	10	7
Exchange rate differentials, net	(2)	(3)
Total cost	26	20
Cost of revenue	6	8
Finance expenses	20	12
Profit and loss	26	20
Presentation in other comprehensive income (loss)	$ 6	$ 16